                                         MUTUAL FUNDS

                                         Van Kampen
                                         Government Securities Fund
                                         ---------------------------------------
                                         This Prospectus is dated
                                         January 31, 2007

                                         CLASS I SHARES

                                        Van Kampen Government Securities
                                        Fund's investment objective is to
                                        provide investors with high current
                                        return consistent with preservation of
                                        capital. The Fund's investment adviser
                                        seeks to achieve the Fund's investment
                                        objective by investing substantially
                                        all of its total assets in debt
                                        securities issued or guaranteed by the
                                        U.S. government, its agencies or
                                        instrumentalities, including
                                        mortgage-related securities issued or
                                        guaranteed by instrumentalities of the
                                        U.S. government.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Principal Investment Strategies and
Risks.......................................................   6
Investment Advisory Services................................  13
Purchase of Shares..........................................  14
Redemption of Shares........................................  16
Distributions from the Fund.................................  17
Shareholder Services........................................  17
Frequent Purchases and Redemptions of Fund Shares...........  18
Federal Income Taxation.....................................  18
Disclosure of Portfolio Holdings............................  20
Financial Highlights........................................  21

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

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                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with high current return consistent with preservation of capital.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government. The Fund's investment adviser purchases and sells securities for the Fund's portfolio with a view toward seeking a high level of current income based on the analysis and expectations of the Fund's investment adviser regarding interest rates and yield spreads between types of securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, forward contracts and interest rate swaps or other interest rate-related transactions (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks. The Fund may purchase and sell securities on a when-issued or delayed delivery basis.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. While the Fund has no policy limiting the maturities of its investments, the Fund's investment adviser seeks to maintain a portfolio duration of three to eight years. This means that the Fund is subject to greater market risk than a fund investing solely in shorter-term securities but is subject to lesser market risk than a fund investing solely in longer-term securities (see "Investment Objective, Principal Investment Strategies and Risks" for an explanation of maturities and duration). The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related securities, like those of traditional debt securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of debt securities, such as zero coupon bonds, which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk is low for the Fund because it invests substantially all of its assets in U.S. government securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund's income risk.

PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

The Fund may invest in pools of mortgages issued or guaranteed by private organizations or U.S. government agencies. These mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

EXTENSION RISK. The prices of debt securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts, forward contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek current income

- Wish to add to their investment portfolio a fund that invests substantially all of its total assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class I Shares over the one calendar year prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.
[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2006                                                                             3.23

During the one-year period shown in the bar chart, the highest quarterly return for Class I Shares was 12.17% (for the quarter ended September 30, 2006) and the lowest quarterly return for Class A Shares was -3.04% (for the quarter ended March 31, 2006).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Government/Mortgage Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns, the table shows after tax returns for the Fund's Class I Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED           PAST       SINCE
    DECEMBER 31, 2006      1 YEAR   INCEPTION(1)
----------------------------------------------------
    Van Kampen Government
    Securities Fund --
    Class I Shares
      Return Before Taxes  3.23%        2.89%
      Return After Taxes
      On Distributions     1.35%        1.00%
      Return After Taxes
      on Distributions
      and
      Sale of Fund Shares  2.08%        1.42%
    Lehman Brothers
    Government/Mortgage
    Index*                 4.33%        3.05%
.....................................................

Return Information is provided since: (1) 8/12/05.

* The Lehman Brothers Government/Mortgage Index is generally representative of U.S. government treasury securities and agency mortgage-backed securities.

The current yield for the thirty-day period ended September 30, 2006 is 4.99% for Class I Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.

Fees and Expenses
of the Fund
 -------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                  CLASS I
                                                  SHARES
-------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                            None
..............................................................
Maximum deferred sales charge (load)                 None
..............................................................
Maximum sales charge (load) imposed on
reinvested dividends                                 None
..............................................................
Redemption fee(1)                                   2.00%
..............................................................
Exchange fee(1)                                     2.00%
..............................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended
September 30, 2006)
-------------------------------------------------------------
Management fees                                     0.54%
..............................................................
Other expenses                                      0.24%
..............................................................
Total annual fund operating expenses                0.78%
..............................................................

(1) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
------------------------------------------------------------------
Class I Shares           $79       $248       $431       $962
...................................................................

Investment Objective, Principal Investment Strategies and Risks

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                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with high current return consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in such securities and repurchase agreements fully collateralized by U.S. government securities. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

The prices of debt securities generally vary inversely with interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration of three to eight years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment. The Fund invests in mortgage-related securities. The values of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.

                                 UNDERSTANDING
                                   MATURITIES

   A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

                  TERM       MATURITY LEVEL
---------------------------------------------------
             1-3 years       Short
....................................................
            4-10 years       Intermediate
....................................................
    More than 10 years       Long
....................................................

                                 UNDERSTANDING
                                    DURATION

   Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.

The Fund may purchase debt securities at a premium over the principal or face value to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected as a decrease to interest income and thus in the Fund's net asset value. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

To hedge against changes in interest rates, the Fund may purchase or sell options, futures contracts, options on futures contracts, and interest rate swaps or other interest rate-related transactions. By using such instruments, the Fund seeks to limit its exposure to adverse interest rate changes, but the Fund also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of such instruments may result in a higher portfolio turnover rate than if the Fund had not purchased or sold such instruments.

                           U.S. GOVERNMENT SECURITIES

Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself. While securities purchased for the Fund's portfolio may be issued or guaranteed by the U.S. government, the shares issued by the Fund to investors are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are what this Prospectus calls "mortgage-related securities."

Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the United States nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.

The yield and payment characteristics of mortgage-related securities differ from traditional debt securities. Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities (such as the Fund), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-related securities. The value of most mortgage-related securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-related securities, however, may benefit less than traditional debt securities from declining interest rates because a property owner is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Fund's higher yielding securities might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Fund of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, mortgage-related securities are often more susceptible to extension risk (i.e., rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Fund, which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities.

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgaged-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. Real estate mortgage investment conduits ("REMICs") are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). U.S. government securities may include CMOs or REMICs issued or guaranteed by agencies or instrumentalities of the U.S. government.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions including options, futures contracts, options on futures contracts, forward contracts and interest rate swaps (including caps, floors and collars) or other interest rate-related transactions in several different ways depending upon the status of the Fund's investments and the expectations of the Fund's investment adviser concerning the securities markets. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund can engage in options transactions on securities, indices or on futures contracts to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

The Fund may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may enter into contracts for the purchase or sale for future delivery of debt securities or contracts based on financial indices including any index of U.S. government securities or foreign government securities (futures contracts) and may purchase and write put and call options to buy or sell futures contracts (options on futures contracts). A sale of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A purchase of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take delivery of an amount of cash equal to the difference between a specified multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. These investment techniques generally are used to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the price of securities which the Fund intends to purchase at a later date.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contract markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Fund may also cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which it has or expects to have exposure. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

The Fund may, but is not required to, enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

Under normal market conditions, the Fund may invest up to 20% of its net assets in any combination of: (i) certain government-related securities, (ii) asset-backed securities, (iii) commercial paper and (iv) securities issued by foreign governments, their agencies or instrumentalities.

GOVERNMENT-RELATED SECURITIES. The Fund may invest in certain government-related securities, including privately issued mortgage-related securities and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government (including privately issued CMOs and REMICs) (collectively, "Private Pass-Throughs") and/or in privately issued certificates representing stripped U.S. government or mortgage-related securities.

The Fund may invest in Private Pass-Throughs only if such Private Pass-Throughs are rated at the time of purchase in the two highest investment grades (currently Aa or higher by Moody's Investor Service, Inc. ("Moody's"), AA or higher by Standard & Poor's ("S&P") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO")) or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. The collateral underlying such Private Pass-Throughs may consist of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or other types of collateral such as cash or real estate.

The Fund may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Fund to be U.S. government securities. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in principal only securities. See "Federal Income Taxation" below.

Stripped mortgage-related securities (hereinafter referred to as "Stripped Mortgage Securities") are derivative multiclass mortgage securities. Stripped Mortgage Securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in principal only securities. See "Federal Income Taxation" below. Such securities may involve greater risk than securities issued directly by the U.S. Government, its agencies or instrumentalities.

Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Fund follows established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped Mortgage Securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Fund's limitation on investment in illiquid securities.

ASSET-BACKED SECURITIES. Asset-backed securities are similar to mortgage-related securities, however, the underlying assets include assets such as automobile and credit card receivables. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.

The asset-backed securities in which the Fund may invest must be rated at the time of purchase in the highest investment grade (currently Aaa by Moody's, AAA by S&P or an equivalent rating by another NRSRO).

Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the related collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

The commercial paper in which the Fund may invest must be rated at the time of purchase in the highest investment grade (currently P1 by Moody's, A1 by S&P or an equivalent rating by another NRSRO).

SECURITIES ISSUED BY FOREIGN GOVERNMENTS. The Fund may invest in securities issued by foreign governments, their agencies or instrumentalities. These securities must be rated at the time of purchase investment grade by Moody's, S&P or another NRSRO and may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Investments in securities issued by foreign governments, their agencies or instrumentalities present certain risks not ordinarily associated with investments in securities issued by issuers of the United States government, its agencies or instrumentalities. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase and sell debt securities on a when-issued or delayed delivery basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Fund may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward

Commitment on or before the settlement date in which event the Fund may reinvest the proceeds in another Forward Commitment. When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction. Should the other party fail to complete the transaction, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

MORE INFORMATION. Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."

Investment
Advisory Services

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THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $116 billion under management or supervision as of December 31, 2006. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $1 billion            0.540%
...................................................
    Next $1 billion             0.515%
...................................................
    Next $1 billion             0.490%
...................................................
    Next $1 billion             0.440%
...................................................
    Next $1 billion             0.390%
...................................................
    Next $1 billion             0.340%
...................................................
    Next $1 billion             0.290%
...................................................
    Over $7 billion             0.240%
...................................................

Applying this fee schedule, the Fund's effective advisory fee rate was 0.54% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2006. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement is available in the Fund's Annual Report for the fiscal year ended September 30, 2006.

PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Scott F. Richard, a Managing Director of the Adviser, and Jaidip Singh and Michael Luo, each an Executive Director of the Adviser.

Mr. Richard has been associated with the Adviser in an investment management capacity since 1992 and joined the team that manages the Fund in 2003. Mr. Singh has been associated with the Adviser in an investment management capacity since 1996 and joined the team that manages the Fund in 2003. Mr. Luo has been associated with the Adviser in an investment management capacity since 1998 and joined the team that manages the Fund in 2005.

Messrs. Richard and Singh are the lead managers and are responsible for the execution of the overall strategy of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

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                                    GENERAL

This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) institutional clients with assets of at least one million dollars and (iv) certain Van Kampen investment companies.

Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodian, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by a shareholder upon redemption of shares.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

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Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Frequent Purchases and Redemptions of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund
(i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares.

Federal Income Taxation

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Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Fund distributions generally will not qualify for the corporate dividends received deduction.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rate applicable to "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, such as principal only securities, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.

                                                                                                  AUGUST 12, 2005
                                                                                                   (COMMENCEMENT
                                                                            YEAR ENDED           OF OPERATIONS) TO
                                                                           SEPTEMBER 30,           SEPTEMBER 30,
      CLASS I SHARES                                                           2006                    2005
      ------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................            $10.26                  $10.31
                                                                              ------                  ------
        Net Investment Income (a).................................               .43                     .05
        Net Realized and Unrealized Loss..........................              (.14)                   (.05)
                                                                              ------                  ------
      Total from Investment Operations............................               .29                     -0-
      Less Distributions from Net Investment Income...............               .48                     .05
                                                                              ------                  ------
      Net Asset Value, End of the Period..........................            $10.07                  $10.26
                                                                              ======                  ======

      Total Return (b)............................................             2.97%                    .01%*
      Net Assets at End of the Period (In millions)...............            $  8.0                  $  6.1
      Ratio of Expenses to Average Net Assets (c).................              .78%                    .78%
      Ratio of Net Investment Income to Average Net Assets........             4.41%                   3.53%
      Portfolio Turnover (d)......................................              191%                    189%

    * Non-Annualized

    (a) Based on average shares outstanding.

    (b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2006.

    (d) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com

DEALERS
   - WEB SITE
     www.vankampen.com
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For Shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN GOVERNMENT SECURITIES FUND
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Government Securities Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Government Securities Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Government Securities Fund

  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424.
  Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated
  January 31, 2007

  CLASS I SHARES

  The Fund's Investment Company Act File No. is 811-4003.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                         All rights reserved. Member NASD/SIPC

                                                               GOVT PRO I 1/07
     (VAN KAMPEN INVESTMENTS LOGO)